UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ONVIA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Onvia Contacts:

Cameron Way

Chief Financial Officer

Tel 206-373-9034

cway@onvia.com

GLASS LEWIS RECOMMENDS THAT STOCKHOLDERS VOTE THE WHITE

PROXY CARD FOR ALL ONVIA BOARD NOMINEES

SEATTLE, WASHINGTON, May 17, 2012 – Onvia (NasdaqCM: ONVI), a leading provider of comprehensive government-business market intelligence, announced today that Glass Lewis & Co., a leading independent proxy advisory service, has recommended to its clients that stockholders vote for the Company’s Board of Directors nominees, Jeffrey C. Ballowe, Robert G. Brown and Michael E.S. Frankel, at Onvia’s annual meeting of stockholders to be held on May 31, 2012. Glass Lewis’ clients include institutional investors, mutual funds, pension funds and other fiduciaries.

In recommending that stockholders vote with management for the director nominees, Glass Lewis noted that Onvia’s new strategy appears to be showing early successful results from a profitability standpoint and stockholders would best be served by allowing the current leadership team to execute its turnaround plan for the Company before seeking potential buyers.

The Glass Lewis report also commented on the dissident’s motivation for pursuing a proxy contest against Onvia, noting its primary motivation is likely related to its desire to acquire the Company. The Glass Lewis report stated:

“Upon further review, we find little reason to support the Dissident’s slate of nominees. It appears to us that the incumbent board, after consultation with its legal and financial advisors, gave adequate consideration to STG’s offer before determining that the transaction was not at the best interest of all shareholders at this time. We believe that the current board of directors, with more information at its disposal, is in the best position to determine the most optimal strategic alternatives available to the Company and shareholders. Here we find no reason for shareholders to supplant the board’s judgment, nor do we believe that the incumbent directors have a conflict of interest with respect to the review process.”

“We are very pleased that a well-respected, independent third party such as Glass Lewis has carefully reviewed the voting alternatives and recommends that stockholders vote for Onvia’s director nominees,” said Hank Riner, Onvia’s Chief Executive Officer. “We are also gratified that the Glass Lewis report supports the unanimous conclusion of our Board that stockholders would be best served by allowing the current leadership team to continue to execute its turnaround plan for the Company before seeking potential buyers. We continue to believe that the concrete actions taken by our Board and management team over the past 18 months to refocus the business model as a provider of high-value solutions to a well-defined market rather than being a commodity provider of sales leads have positioned Onvia for long-term growth, sustainable profitability, market leadership and increasing returns for investors.”

To protect the value of their investment, Onvia strongly recommends that all stockholders vote for their Board’s highly qualified nominees on the WHITE proxy card TODAY—by telephone, Internet, or by signing, dating and returning the WHITE proxy card. Stockholders that need assistance in voting their shares or have any questions are urged to call Onvia’s proxy solicitor, Georgeson Inc., toll-free at (866) 628-6024. Banks and brokerage firms can call collect at (212) 440-9800.

Additional Information And Where To Find It

This press release may be deemed to be solicitation material in respect of the solicitation of proxies from stockholders in connection with the 2012 annual meeting of stockholders. Onvia, Inc. (“Onvia”) and its directors and certain executive officers are deemed participants in the solicitation of proxies from stockholders in connection with the 2012 Annual Meeting of Stockholders to be held on May 31, 2012 (the “2012 Annual Meeting”). Onvia has filed a definitive proxy statement and WHITE proxy card with the Securities and Exchange Commission (the “SEC”) on April 16, 2012 relating to the 2012 Annual Meeting, and has mailed the definitive proxy statement and WHITE proxy card to its security holders. Information regarding the interests of such participants are included in the Definitive Proxy Statement. WE URGE INVESTORS TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT AND WHITE PROXY CARD (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ONVIA WILL FILE WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of the Definitive Proxy Statement and any other documents filed by Onvia with the SEC (when they become available) in connection with the 2012 Annual Meeting at the SEC’s website at http://www.sec.gov and Onvia’s website at http://www.onvia.com.

About Onvia

For more than 12 years Onvia has been delivering the research, analytics and tools companies rely on to succeed in the $5.5 trillion government market. Onvia tracks, analyzes and reports the spending of tens of thousands of federal, state and local government agencies, giving companies a single source for conducting open, intelligent and efficient business with government. Along with providing an exclusive suite of integrated business tools for a wide variety of industries, Onvia offers DemandStar, the automated system that streamlines agency procurement processes. For information about Onvia visit www.onvia.com.

Forward-Looking Statements

This press release contains ““forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “demonstrate,” “expect,” “estimate,” “anticipate,” “should” and “likely” and similar expressions identify forward-looking statements. In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. Forward-looking statements contained in this release may relate to, but are not limited to, statements regarding Onvia’s review of an unsolicited acquisition proposal and Onvia’s future growth prospects. Such forward-looking statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. These factors include those risks detailed in Onvia’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2012. Onvia is under no obligation to (and expressly disclaims any such obligation to) update any of the information in this press release if any forward-looking statement later turns out to be inaccurate whether as a result of new information, future events or otherwise.

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